UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 17, 2002

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Caspian Court, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (408) 542-0500

None

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On July 17, 2002, we issued a press release announcing our financial results for the second quarter of 2002. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Number	Description of Document
99.1	Press Release dated July 17, 2002 announcing Second Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDISK CORPORATION

Date: July 18, 2002	By: /s/ MICHAEL GRAY
Name: Michael Gray
Title: Vice President, Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press Release dated July 17, 2002 announcing Second Quarter Financial Results.